EXHIBIT 10.1


     Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


Sao Paulo, June 6, 2003

Securities and  Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Ladies and Gentlemen:


The certification set forth below is being submitted to the Securities and Exchange Commission solely for the purpose of complying with Section 1350 of Chapter 63 of Title 18 of the United States Code.

Paulo Guilherme Aguiar Cunha, the Chief Executive Officer, and Fabio Schvartsman, the Chief Financial Officer of Ultrapar Participacoes S.A., each certifies that, to the best of their respective knowledge:

1. the Annual Report on Form 20-F (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Ultrapar Participacoes S.A.

                                              /s/ Paulo Guilherme Aguiar Cunha
                                              --------------------------------
                                              Paulo Guilherme Aguiar Cunha
                                              Chief Executive Officer


                                              /s/ Fabio Schvartsman
                                              --------------------------------
                                              Fabio Schvartsman
                                              Chief Financial Officer